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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

Date of report (Date of earliest event reported): September 27, 2001

                      SAFETY COMPONENTS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-23938                33-0596831
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                       Corporate Center, 29 Stevens Street
                        Greenville, South Carolina 29605
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (864) 240-2600


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         On September 27, 2001, Valentec Wells, LLC, a subsidiary of Safety Components International, Inc., closed the sale of its metallic belt links business, located at Lake City, Missouri to a subsidiary of Alliant Techsystems, Inc., a leading supplier of conventional large, medium, and small-caliber tactical and training ammunition to the U.S. Department of Defense.

ITEM 7. EXHIBITS.

         (c)      Exhibits

         The following exhibit is filed as part of this Report:

          EXHIBIT NO.            DESCRIPTION
          -----------            -----------
             99.1                Press Release dated September 28, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SAFETY COMPONENTS INTERNATIONAL, INC.


                                    By:      /s/ Brian Menezes
                                       -----------------------------------------
                                    Name:  Brian Menezes
                                    Title: Chief Financial Officer



Dated: October 3, 2001



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                                  EXHIBIT INDEX

          EXHIBIT NO.            DESCRIPTION
          -----------            -----------
             99.1                Press Release dated September 28, 2001.